UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2012

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

FLORIDA	001-31940	25-1255406
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA	16148
(Address of Principal Executive Offices)	(Zip Code)

(724) 981-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 23, 2012, F.N.B. Corporation (the Corporation) announced financial results for the quarter ended June 30, 2012. A copy of the press release announcing the Corporation’s results for the quarter ended June 30, 2012 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.01	REGULATION FD DISCLOSURE

On July 24, 2012, the Corporation will host a conference call to discuss the Corporation’s financial results. A copy of reference materials to be used during this call is furnished with this Form 8-K as Exhibit 99.2. This Form 8-K and Exhibit 99.2 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, or deemed incorporated by reference in any filing under the Securities Act of 1933, unless specifically identified as being incorporated therein by reference.

ITEM 8.01	OTHER ITEMS

The information regarding the Corporation’s financial results set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference in this Item 8.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

99.1	Press release dated July 23, 2012 announcing the financial results of F.N.B. Corporation for the quarter ended June 30, 2012.

99.2	Second quarter earnings release conference call reference materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION
(Registrant)

By:	/s/ Vincent J. Calabrese, Jr.
Name:	Vincent J. Calabrese, Jr.
Title:	Chief Financial Officer
(Principal Financial Officer)

Dated: July 24, 2012